                               EXHIBIT (16)(j)

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            DIVERSIFIED EQUITY FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:              5.00%
           ----------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:        T =         TOTAL RETURN

                         ERV =       ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                         P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                         N =         NUMBER OF DAYS

           EXAMPLE:

             SINCE INCEPTION:        (    06/30/85 TO     08/31/96 ):
                                     (    3,535.78 /1,000 to the power of (1/(     4081 /365))-1) =  11.96%
             ONE YEAR:               (    09/01/95 TO     08/31/96 ):
                                     (    1,066.14 /1,000) - 1 =                                      6.61%
             TWO YEAR:               (    09/01/94 TO     08/31/96 ):
                                     (    1,311.57 /1,000 to the power of (1/(      730 /365))-1) =  14.52%
             THREE YEAR:             (    09/01/93 TO     08/31/96 ):
                                     (    1,365.74 /1,000 to the power of (1/(     1095 /365))-1) =  10.95%
             FIVE YEAR:              (    09/01/91 TO     08/31/96 ):
                                     (    1,744.18 /1,000 to the power of (1/(     1825 /365))-1) =  11.77%
             TEN YEAR:               (    09/01/86 TO     08/31/96 ):
                                     (    3,007.50 /1,000 to the power of (1/(     3650 /365))-1) =  11.64%


           AGGREGATE TOTAL RETURN
           WITH SALES CHARGE OF:              5.00%
           ----------------------------------------

           T = (ERV/P) - 1

           WHERE:        T =         TOTAL RETURN

                         ERV =       ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                         P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


           EXAMPLE:

             YEAR TO DATE:           (    01/01/96 TO     08/31/96 ):
                                          1,013.56 /1,000) - 1 =            1.36%
             QUARTERLY:              (    06/01/96 TO     08/31/96 ):
                                            914.22 /1,000) - 1 =           -8.58%
             MONTHLY:                (    08/01/96 TO     08/31/96 ):
                                            981.39 /1,000) - 1 =           -1.86%
             SIX MONTH:              (    03/01/96 TO     08/31/96 ):
                                          1,016.10 /1,000) - 1 =            1.61%
             SINCE INCEPTION:        (    06/30/85 TO     08/31/96 ):
                                          3,535.78 /1,000) - 1 =          253.58%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            DIVERSIFIED EQUITY FUND


          AVERAGE ANNUAL TOTAL RETURN
          WITH SALES CHARGE OF:          0.00%
          ------------------------------------

          T = (ERV/P) to the power of 1/N - 1

          WHERE:        T =        TOTAL RETURN

                        ERV =      ENDING REDEEMABLE VALUE AT THE END
                                   OF THE PERIOD OF A HYPOTHETICAL
                                   $1,000 INVESTMENT MADE AT THE
                                   BEGINNING OF THE PERIOD.

                        P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                        N =        NUMBER OF DAYS

          EXAMPLE:

            SINCE INCEPTION:       ( 06/30/85 TO    08/31/96 ):
                                   ( 3,722.12 /1,000 to the power of (1/(    4081 /365))-1) =  12.47%
            ONE YEAR:              ( 09/01/95 TO    08/31/96 ):
                                   ( 1,122.23 /1,000) - 1 =                                    12.22%
            TWO YEAR:              ( 09/01/94 TO    08/31/96 ):
                                   ( 1,380.66 /1,000 to the power of (1/(     730 /365))-1) =  17.50%
            THREE YEAR:            ( 09/01/93 TO    08/31/96 ):
                                   ( 1,437.58 /1,000 to the power of (1/(    1095 /365))-1) =  12.86%
            FIVE YEAR:             ( 09/01/91 TO    08/31/96 ):
                                   ( 1,836.02 /1,000 to the power of (1/(    1825 /365))-1) =  12.92%
            TEN YEAR:              ( 09/01/86 TO    08/31/96 ):
                                   ( 3,166.34 /1,000 to the power of (1/(    3650 /365))-1) =  12.22%


          AGGREGATE TOTAL RETURN
          WITH SALES CHARGE OF:          0.00%
          ------------------------------------

          T = (ERV/P) - 1

          WHERE:        T =        TOTAL RETURN

                        ERV =      ENDING REDEEMABLE VALUE AT THE END
                                   OF THE PERIOD OF A HYPOTHETICAL
                                   $1,000 INVESTMENT MADE AT THE
                                   BEGINNING OF THE PERIOD.

                        P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          EXAMPLE:

            YEAR TO DATE:          ( 01/01/96 TO    08/31/96 ):
                                     1,066.89 /1,000) - 1 =           6.69%
            QUARTERLY:             ( 06/01/96 TO    08/31/96 ):
                                       962.30 /1,000) - 1 =          -3.77%
            MONTHLY:               ( 08/01/96 TO    08/31/96 ):
                                     1,032.97 /1,000) - 1 =           3.30%
            SIX MONTH:             ( 03/01/96 TO    08/31/96 ):
                                     1,016.10 /1,000) - 1 =           1.61%
            SINCE INCEPTION:       ( 06/30/85 TO    08/31/96 ):
                                     3,722.12 /1,000) - 1 =         272.21%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                               INCOME EQUITY FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:          5.00%
           ------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:       T =         TOTAL RETURN

                        ERV =       ENDING REDEEMABLE VALUE AT THE END
                                    OF THE PERIOD OF A HYPOTHETICAL
                                    $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                        P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                        N =         NUMBER OF DAYS


           EXAMPLE:

             SINCE INCEPTION:       ( 11/30/85 TO    08/31/96 ):
                                    ( 3,799.83 /1,000 to the power of (1/(    3927 /365))-1) =  13.21%
             ONE YEAR:              ( 09/01/95 TO    08/31/96 ):
                                    ( 1,068.42 /1,000) - 1 =                                     6.84%
             TWO YEAR:              ( 09/01/94 TO    08/31/96 ):
                                    ( 1,215.10 /1,000 to the power of (1/(     730 /365))-1) =  10.23%
             THREE YEAR:            ( 09/01/93 TO    08/31/96 ):
                                    ( 1,337.98 /1,000 to the power of (1/(    1095 /365))-1) =  10.19%
             FIVE YEAR:             ( 09/01/91 TO    08/31/96 ):
                                    ( 1,961.78 /1,000 to the power of (1/(    1825 /365))-1) =  14.43%
             TEN YEAR:              ( 09/01/86 TO    08/31/96 ):
                                    ( 2,954.17 /1,000 to the power of (1/(    3650 /365))-1) =  11.44%


           AGGREGATE TOTAL RETURN
           WITH SALES CHARGE OF:          5.00%
           ------------------------------------

           T = (ERV/P) - 1

           WHERE:       T =         TOTAL RETURN

                        ERV =       ENDING REDEEMABLE VALUE AT THE END
                                    OF THE PERIOD OF A HYPOTHETICAL
                                    $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                        P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

           EXAMPLE:

             YEAR TO DATE:          ( 01/01/96 TO    08/31/96 ):
                                      1,006.07 /1,000) - 1 =           0.61%
             QUARTERLY:             ( 06/01/96 TO    08/31/96 ):
                                        931.33 /1,000) - 1 =          -6.87%
             MONTHLY:               ( 08/01/96 TO    08/31/96 ):
                                        985.45 /1,000) - 1 =          -1.46%
             SIX MONTH:             ( 03/01/96 TO    08/31/96 ):
                                      1,030.30 /1,000) - 1 =           3.03%
             SINCE INCEPTION:       ( 08/02/96 TO    08/31/96 ):
                                      3,799.83 /1,000) - 1 =         279.98%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                               INCOME EQUITY FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:           0.00%
           -------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:       T =          TOTAL RETURN

                        ERV =        ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                        P =          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                        N =          NUMBER OF DAYS

           EXAMPLE:

             SINCE INCEPTION:        ( 11/30/85 TO     08/31/96 ):
                                     (  3,999.4 /1,000 to the power of (1/(     3927 /365))-1) =  13.75%
             ONE YEAR:               ( 09/01/95 TO     08/31/96 ):
                                     ( 1,124.70 /1,000) - 1 =                                     12.47%
             TWO YEAR:               ( 09/01/94 TO     08/31/96 ):
                                     ( 1,279.07 /1,000 to the power of (1/(      730 /365))-1) =  13.10%
             THREE YEAR:             ( 09/01/93 TO     08/31/96 ):
                                     ( 1,408.52 /1,000 to the power of (1/(     1095 /365))-1) =  12.10%
             FIVE YEAR:              ( 09/01/91 TO     08/31/96 ):
                                     ( 2,065.20 /1,000 to the power of (1/(     1825 /365))-1) =  15.61%
             TEN YEAR:               ( 09/01/86 TO     08/31/96 ):
                                     ( 3,108.97 /1,000 to the power of (1/(     3650 /365))-1) =  12.01%


           AGGREGATE TOTAL RETURN
           WITH SALES CHARGE OF:           0.00%

           T = (ERV/P) - 1

           WHERE:       T =          TOTAL RETURN

                        ERV =        ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                        P =          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

           EXAMPLE:

             YEAR TO DATE:           ( 01/01/96 TO     08/31/96 ):
                                       1,058.89 /1,000) - 1 =            5.89%
             QUARTERLY:              ( 06/01/96 TO     08/31/96 ):
                                         980.20 /1,000) - 1 =           -1.98%
             MONTHLY:                ( 08/01/96 TO     08/31/96 ):
                                       1,037.10 /1,000) - 1 =            3.71%
             SIX MONTH:              ( 03/01/96 TO     08/31/96 ):
                                       1,030.30 /1,000) - 1 =            3.03%
             SINCE INCEPTION:        ( 08/02/96 TO     08/31/96 ):
                                       3,999.42 /1,000) - 1 =          299.94%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                                  INCOME FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:          4.00%
           ------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:       T =       TOTAL RETURN

                        ERV =     ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                        P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                        N =       NUMBER OF DAYS

           EXAMPLE:

             SINCE INCEPTION:     (   06/30/85 TO     08/31/96 ):
                                  (   2,374.20 /1,000 to the power of (1/(     4081 /365))-1) =   8.04%
             ONE YEAR:            (   09/01/95 TO     08/31/96 ):
                                  (     980.05 /1,000) - 1 =                                     -2.00%
             TWO YEAR:            (   09/01/94 TO     08/31/96 ):
                                  (   1,084.49 /1,000 to the power of (1/(      730 /365))-1) =   4.14%
             THREE YEAR:          (   09/01/93 TO     08/31/96 ):
                                  (   1,080.81 /1,000 to the power of (1/(     1095 /365))-1) =   2.62%
             FIVE YEAR:           (   09/01/91 TO     08/31/96 ):
                                  (   1,373.29 /1,000 to the power of (1/(     1825 /365))-1) =   6.55%
             TEN YEAR:            (   09/01/86 TO     08/31/96 ):
                                  (   1,999.13 /1,000 to the power of (1/(     3650 /365))-1) =   7.17%


           AGGREGATE TOTAL RETURN
           WITH SALES CHARGE OF:          4.00%
           ------------------------------------

           T = (ERV/P) - 1

           WHERE:       T =       TOTAL RETURN

                        ERV =     ENDING REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                        P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


           EXAMPLE:

             YEAR TO DATE:        (   01/01/96 TO     08/31/96 ):
                                        937.56 /1,000) - 1 =           -6.24%
             QUARTERLY:           (   06/01/96 TO     08/31/96 ):
                                        961.95 /1,000) - 1 =           -3.81%
             MONTHLY:             (   08/01/96 TO     08/31/96 ):
                                        948.15 /1,000) - 1 =           -5.18%
             SIX MONTH:           (   03/01/96 TO     08/31/96 ):
                                        996.10 /1,000) - 1 =           -0.39%
             SINCE INCEPTION:     (   11/30/85 TO     08/31/96 ):
                                      2,374.20 /1,000) - 1 =          137.42%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                                  INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:       0.00%
---------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:       T =     TOTAL RETURN

             ERV =   ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

             N =     NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:   (  06/30/85 TO   08/31/96 ):
                     (  2,499.51 /1,000 to the power of (1/(   4081 /365))-1) =     8.54%
  ONE YEAR:          (  09/01/95 TO   08/31/96 ):
                     (  1,031.73 /1,000) - 1 =                                      3.17%
  TWO YEAR:          (  09/01/94 TO   08/31/96 ):
                     (  1,141.47 /1,000 to the power of (1/(    730 /365))-1) =     6.84%
  THREE YEAR:        (  09/01/93 TO   08/31/96 ):
                     (  1,137.79 /1,000 to the power of (1/(   1095 /365))-1) =     4.40%
  FIVE YEAR:         (  09/01/91 TO   08/31/96 ):
                     (  1,445.53 /1,000 to the power of (1/(   1825 /365))-1) =     7.65%
  TEN YEAR:          (  09/01/86 TO   08/31/96 ):
                     (  2,104.42 /1,000 to the power of (1/(   3650 /365))-1) =     7.72%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:       0.00%
---------------------------------

T = (ERV/P) - 1

WHERE:       T =     TOTAL RETURN

             ERV =   ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:      (  01/01/96 TO 08/31/96 ):
                          986.95 /1,000) - 1 =         -1.30%
  QUARTERLY:         (  06/01/96 TO 08/31/96 ):
                        1,012.64 /1,000) - 1 =          1.26%
  MONTHLY:           (  08/01/96 TO 08/31/96 ):
                          997.99 /1,000) - 1 =         -0.20%
  SIX MONTH:         (  03/01/96 TO 08/31/96 ):
                        1,031.73 /1,000) - 1 =          3.17%
  SINCE INCEPTION:   (  11/30/85 TO 08/31/96 ):
                        2,499.58 /1,000) - 1 =        149.96%




                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                              SPECIAL EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:         5.00%
-----------------------------------
T = (ERV/P) to the power of 1/N - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =     NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:    (   11/30/85 TO     08/31/96 ):
                      (   4,619.56 /1,000 to the power of (1/(     3928 /365))-1) =     15.28%
  ONE YEAR:           (   09/01/95 TO     08/31/96 ):
                      (   1,232.10 /1,000) - 1 =                                        23.21%
  TWO YEAR:           (   09/01/94 TO     08/31/96 ):
                      (   1,530.35 /1,000 to the power of (1/(      730 /365))-1) =     23.71%
  THREE YEAR:         (   09/01/93 TO     08/31/96 ):
                      (   1,490.30 /1,000 to the power of (1/(     1095 /365))-1) =     14.22%
  FIVE YEAR:          (   09/01/91 TO     08/31/96 ):
                      (   2,182.61 /1,000 to the power of (1/(     1825 /365))-1) =     16.89%
  TEN YEAR:           (   09/01/86 TO     08/31/96 ):
                      (   4,348.03 /1,000 to the power of (1/(     3650 /365))-1) =     15.83%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:         5.00%
-----------------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:       (   01/01/96 TO     08/31/96 ):
                          1,143.43 /1,000) - 1 =           14.34%
  QUARTERLY:          (   06/01/96 TO     08/31/96 ):
                            880.12 /1,000) - 1 =          -11.99%
  MONTHLY:            (   08/01/96 TO     08/31/96 ):
                          1,005.83 /1,000) - 1 =            0.58%
  SIX MONTH:          (   03/01/96 TO     08/31/96 ):
                          1,141.20 /1,000) - 1 =           14.12%
  SINCE INCEPTION:    (   11/30/85 TO     08/31/96 ):
                          4,864.33 /1,000) - 1 =          386.43%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                              SPECIAL EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:         0.00%
-----------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =     NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:    (   11/30/85 TO    08/31/96 ):
                      (    4,864.3 /1,000 to the power of (1/(    3928 /365))-1) =  15.84%
  ONE YEAR:           (   09/01/95 TO    08/31/96 ):
                      (   1,296.90 /1,000) - 1 =                                    29.69%
  TWO YEAR:           (   09/01/94 TO    08/31/96 ):
                      (   1,610.41 /1,000 to the power of (1/(     730 /365))-1) =  26.90%
  THREE YEAR:         (   09/01/93 TO    08/31/96 ):
                      (   1,568.62 /1,000 to the power of (1/(    1095 /365))-1) =  16.19%
  FIVE YEAR:          (   09/01/91 TO    08/31/96 ):
                      (   2,296.92 /1,000 to the power of (1/(    1825 /365))-1) =  18.09%
  TEN YEAR:           (   09/01/86 TO    08/31/96 ):
                      (   4,576.88 /1,000 to the power of (1/(    3650 /365))-1) =  16.43%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:         0.00%
-----------------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:       (   01/01/96 TO    08/31/96 ):
                          1,203.70 /1,000) - 1 =          20.37%
  QUARTERLY:          (   06/01/96 TO    08/31/96 ):
                            926.52 /1,000) - 1 =          -7.35%
  MONTHLY:            (   08/01/96 TO    08/31/96 ):
                          1,058.91 /1,000) - 1 =           5.89%
  SIX MONTH:          (   03/01/96 TO    08/31/96 ):
                          1,141.20 /1,000) - 1 =          14.12%
  SINCE INCEPTION:    (   11/30/85 TO    08/31/96 ):
                          4,864.33 /1,000) - 1 =         386.40%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                               DISTRIBUTION RATES
                                   EXHIBIT 16

   DISTRIBUTION RATE (including capital gains)
   -------------------------------------------
   DISTRIBUTION RATE =D/P
   WHERE:            D =  Distributions per share over a 12 month period
                          (income and capital gain distributions)
                     P =  Share price at end of 12 month period

   EXAMPLES (  9/01/95 TO   08/31/96 )
                               LOAD
                               ----
        DIVERSIFIED EQUIT      5.00%          0.0000 / 87.72  =    0.00%
        SPECIAL EQUITY         5.00%          0.0000 / 52.18  =    0.00%
        INCOME EQUITY          5.00%          0.0000 / 42.48  =    0.00%
        INCOME                 4.00%          0.0000 / 79.88  =    0.00%


   DISTRIBUTION RATE (excluding capital gains)
   -------------------------------------------
   DISTRIBUTION RATE =D/P
   WHERE:            D =  Distributions per share over a 12 month period
                          (income distributions only)
                     P =  Share price at end of 12 month period

   EXAMPLES (  09/01/95 TO   08/31/96 )
                               LOAD
                               ----
        DIVERSIFIED EQUIT      5.00%          0.0000 / 87.72  =    0.00%
        SPECIAL EQUITY         5.00%          0.0000 / 52.18  =    0.00%
        INCOME EQUITY          5.00%          0.0000 / 42.48  =    0.00%
        INCOME                 4.00%          0.0000 / 79.88  =    0.00%


   DISTRIBUTION RATE (including capital gains)(no load)
   ----------------------------------------------------
   DISTRIBUTION RATE =D/P
   WHERE:            D =  Distributions per share over a 12 month period
                          (income and capital gain distributions)
                     P =  Net Asset Value at end of 12 month period

   EXAMPLES (  09.01.95 TO   08/31/96 )
        DIVERSIFIED EQUITY                    0.0000 / 83.34  =    0.00%
        SPECIAL EQUITY                        0.0000 / 49.57  =    0.00%
        INCOME EQUITY                         0.0000 / 40.35  =    0.00%
        INCOME                                0.0000 / 76.69  =    0.00%


   DISTRIBUTION RATE (excluding capital gains)(no load)
   ----------------------------------------------------
   DISTRIBUTION RATE =D/P
   WHERE:            D =  Distributions per share over a 12 month period
                          (income distributions only)
                     P =  Net Asset Value at end of 12 month period

   EXAMPLES (  09/01/95 TO   08/31/96 )
        DIVERSIFIED EQUITY                    0.0000 / 83.34  =    0.00%
        SPECIAL EQUITY                        0.0000 / 49.57  =    0.00%
        INCOME EQUITY                         0.0000 / 40.35  =    0.00%
        INCOME                                0.0000 / 76.69  =    0.00%